Net Loss Per Share	12 Months Ended
Dec. 31, 2022
Earnings Per Share [Abstract]
Net loss per share
22. Net loss per share
Basic net loss per share and diluted net loss per share have been calculated in accordance with ASC 260 on computation of earnings per share for the years ended December 31, 2020, 2021 and 2022 as follows:

	For the Year Ended December 31,
	2020	2021	2022
	RMB	RMB	RMB
Numerator:
Net loss	(18,292)	(107,717)	(33,740)
Less: Net loss attributable to non-controlling interests	—	(51)	(2,553)

Net loss attributable to common shares and redeemable preferred shares	(18,292)	(107,666)	(31,187)
Redeemable preferred shares redemption value accretion	(4,274)	—	—
Allocation to redeemable preferred shareholders	1,074	—	—
Net loss attributable to common shareholders-Basic and diluted	(21,492)	(107,666)	(31,187)

Denominator:
Denominator for basic loss per share weighted-average common shares outstanding	963,817,614	1,021,861,206	1,021,958,881
Dilutive effect of restricted shares	—	—	—
Dilutive effect of share options	—	—	—
Denominator for diluted loss per share weighted-average common shares outstanding	963,817,614	1,021,861,206	1,021,958,881
Basic and diluted loss per share	(0.02)	(0.11)	(0.03)

The potentially dilutive securities that were not included in the calculation of above dilutive net loss per share in the years presented where their inclusion would be anti-diluted include restricted shares of 1,789,534 shares, 4,054,623 shares and 11,273,390 shares for the years ended December 31, 2020, 2021 and 2022, respectively, and share options of 4,114,655 shares, nil and 20,246,077 shares for the years ended December 31, 2020, 2021 and 2022 on a weighted average basis, respectively.